Exhibit 10.4

 SECURITY AGREEMENT
INCLUDING A PROVISION FOR FUTURE ADVANCES

AS OF SEPTEMBER 25, 2017
RICHARD K. PERTILE
2810 PHILLIPPE PARKWAY
SAFETY HARBOR, FL 34695
(“Secured Party”)

MARIJ AGRICULTERAL INC.
A FLORIDA CORPORATION
13575 58TH STREET NORTH, SUITE 138
CLEARWATER, FL 33607
 (“Debtor”)

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged including without limitation the agreement that Secured Party has loaned to the parent corporation of Debtor the monies in the amounts and on the terms contained in the Consolidated Promissory Note in the original principal amount of $558,400.00 dated as of September 27, 2017 made by the parent corporation of Debtor payable to Secured Party (“Consolidated Promissory Note”) which loans have benefited the Debtor and as contained in this Security Agreement and to secure payment and performance of the obligations of the parent corporation of Debtor: (i) under the Consolidated Promissory Note, plus interest and any extensions, future advances, renewals, modifications or novations thereof (the “Note”); (2) the other documents given by the parent corporation of Debtor to Secured Party (“Documents”); (iii) any other obligations of the parent corporation of Debtor or Debtor to Secured Party; and (iv) all costs and expenses incurred by Secured Party including but not limited to attorney’s fees to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, “Obligations”), Debtor hereby grants to Secured Party, its successors and assigns, a continuing  security interest in and lien upon, and for security purposes assigns and transfers to Secured Party until all of the Obligations are repaid in full, all of the right, title and interest of the Debtor in or to the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non‑cash proceeds and products thereof (collectively, "Collateral"):

SEE EXHIBIT “A” ATTACHED HERETO

Debtor hereby represents and agrees under penalties of perjury that:

FUTURE ADVANCES.  It is agreed that this Security Agreement is executed and delivered for the purpose of securing any loan advances made within twenty (20) years of the date hereof which the Secured Party is obligated or has the option to make.  The total amount of indebtedness for
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RICHARD K. PERTILE AND MARIJ AGRICULTURAL

future advances secured hereby which, at the option of the Secured Party named herein and the consent of the Debtor may be advanced shall not exceed a maximum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), plus interest thereon, in addition to the original amount of the Note and any disbursements made for the payment of taxes, levies or insurance on the encumbered property with interest on such disbursements.  The provisions of this paragraph shall be optional and shall not in any manner require the Secured Party to advance any amount in excess of those amounts stated in or required by the Note.  It is the true, clear, and express intention of Secured Party that the continuing grant of the lien and rights granted to Secured Party as provided for in this Security Agreement remain as security for payment and performance of the obligation referred to in this Security Agreement, whether or not existing or hereinafter incurred by future advances or otherwise; and whether or not such obligations are related to the transaction described in this Security Agreement, by class or kind, or whether or not contemplated by the parties at the time of the granting of this Security Agreement.

OWNERSHIP.  Debtor owns a direct or indirect interest in the Collateral as indicated on Exhibit “A” hereto.  The Debtor’s interest in the Collateral is free and clear of all liens, security interests, and claims, save and except _______________________________________________;
(None if none are added). Debtor will keep the Collateral free and clear from all other liens, security interests and claims.

NAME AND OFFICES; JURISDICTION OF ORGANIZATION.  The name and address of Debtor appearing at the beginning of this Agreement is Debtor's exact legal name, including but not limited to periods, capitalization and other punctuation and the address of its chief executive office and place of business.  There has been no change in the name of Debtor or the name under which Debtor since February 2014.  Debtor has not moved Debtor’s chief executive office since February 2014.

TITLE/TAXES.  Debtor has good and marketable title to Collateral and will warrant and defend same against all claims.  Debtor will not redeem, transfer, sell, or pledge Collateral (except as permitted herein).  Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral, the Note and on this Security Agreement.  At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral or the Note and succeed to the Debtor's interest in the Collateral.  Debtor agrees to reimburse Secured Party, on demand, for any such payment plus interest at the highest rate allowed by law made by Secured Party.  Any amounts so paid together with interest on said amounts at the highest rate allowed by law shall be added to the Obligations.

WAIVERS.  Debtor agrees not to assert against Secured Party as a defense (legal or equitable), as a set-off, as a recoupment, as a counterclaim, or otherwise, any claims Debtor may have against the Collateral or against any other party liable to Secured Party for all or any part of the Obligations.  Debtor waives all exemptions with regard to the Collateral. Debtor waives any and all rights to any bond or security, which might be required by applicable law prior to the exercise of any of Secured Party remedies against any Collateral.  All rights of Secured Party and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor received any notice of):  (i) any lack of validity or enforceability of any of the Obligations; (ii) any change in the
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time, manner or place of payment or performance, or in any term, of all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any Obligations; or (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment or non‑perfection of any Collateral, or any release of or modifications to or insufficiency, unenforceability or enforcement of the obligations of any guarantor or other obligor.  To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Secured Party; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

NOTIFICATIONS; LOCATION OF COLLATERAL.  Debtor will notify Secured Party in writing at least thirty (30) days prior to any change in: (i) Debtor's chief executive office and place of business and residence; and/or (ii) Debtor's name or identity.

In addition, Debtor shall promptly notify Secured Party of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral.  Debtor will keep Collateral at the locations described on Exhibit “A” hereto, until such time as Debtor provides written advance notice to a change of location.  Debtor will bear the cost of preparing and filing any documents necessary to protect Secured Party’s lien.

FINANCING STATEMENTS, CERTIFICATES OF TITLE, POWER OF ATTORNEY.  No financing statement (other than any filed or approved by Secured Party) covering any Collateral is on file in any public filing office save and except those that have been assigned to Secured Party. Debtor authorizes the filing of one or more financing statements, addenda, amendments, corrections, continuations and any other Uniform Commercial Code forms covering the Collateral in form satisfactory to Debtor, and without Debtor's signature where authorized by law; agrees to deliver certificates of title on which Secured Party’s security interest and lien has been indicated covering any Collateral subject to a certificate of title statute, and will pay all costs and expenses of filing or applying for the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Secured Party to be desirable.  Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents, instruments or applications that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement, including, without limitation, to ask, demand, collect, receive, receipt for, sue for, compound and give acquaintance for any and all amounts which may be or become due and payable under or in connection with the Note, this Security Agreement and any other documents give in connection with them (the “Loan Documents”). The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full.  Neither Secured Party nor anyone acting on Debtor’s behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact.  Debtor ratifies all acts of Secured Party as attorney-in-fact.  Debtor agrees to take such other actions, at Debtor's expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure and preserve Secured Party intended priority position.  If certificates,
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passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Secured Party to be properly protected, including perfection by notation thereon or delivery thereof to Secured Party. The filing of a financing statement with the Florida Secured Transactions Registry for non-fixtures and the Clerk of the Circuit Court, Pinellas Count, Florida for fixtures will prefect the Secured Party’s security interest in the Collateral and give Secured Party a first priority to the Collateral.

INSTRUMENTS, CHATTEL PAPER, DOCUMENTS.  Any Collateral that is, or is evidenced by instruments, chattel paper or negotiable documents are hereby properly assigned to and the originals of any such Collateral in tangible form deposited with and held by Secured Party or others for the benefit of Secured Party, unless Secured Party shall hereafter otherwise direct or consent in writing.  Secured Party may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

COLLATERAL DUTIES.  Secured Party shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Secured Party shall incur no liability for any of the following:  (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral shall be to deal with it in the same manner as it deals with similar property for its own account.

TRANSFER OF COLLATERAL.  Secured Party may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Secured Party with respect to the property so transferred and delivered, and Secured Party shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Secured Party shall retain all rights and powers hereby given.

INSPECTION, BOOKS AND RECORDS.  Debtor will at all reasonable times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom.  Secured Party, or any of its agents, shall have the right, at intervals to be determined by Secured Party and without hindrance or delay, at Debtor's expense, to inspect, audit, and examine the Collateral and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor's business or any other transaction between the parties hereto.  Debtor will, at its expense, furnish Secured Party copies thereof upon request.  For the further security of Secured Party, it is agreed that Secured Party has and is hereby granted a security interest in all books and records of Debtor pertaining to the Collateral.

COMPLIANCE WITH LAW.  Debtor will comply with all federal, state and local laws and regulations, applicable to Debtor and the Collateral, including without limitation, state canabis, rules and regulations, insurance company rules and regulations, environmental and labor laws and regulations, in the providing of services, creation, use, operation, of the Collateral and the conduct of the business at which the Collateral is used. This Security Agreement and the
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Obligations comply with all of the laws of the applicable jurisdiction and authorities and they are fully enforceable in accordance with their terms.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION.  Debtor shall pay all of Secured Party's reasonable expenses incurred in enforcing or arising out of this Security Agreement and in preserving and liquidating Collateral, satisfying any liens on the Collateral as allowed by this Security Agreement, including but not limited to, reasonable arbitration, litigation,  paralegals', attorneys' and experts' fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or Debtor's bankruptcy proceeding.

DEFAULT.  If any of the following occurs, a default ("Default") under this Security Agreement shall exist:  Agreement Default.  A Default or a breach under the Note, the  Loan Consolidation Agreement  or other Loan Documents or a default or a breach of any of the terms of this Security Agreement.  Collateral Loss or Destruction.  Any loss, theft, substantial damage, or destruction of Collateral or any other collateral securing payment of the Note, not fully covered by insurance, or as to which insurance proceeds are not remitted to Secured Party within 30 days of the loss.  Collateral Sale, Lease or Encumbrance.  Any sale, lease, or encumbrance of any Collateral business at which the Collateral is used not specifically permitted herein or a sale or transfer of the shares of stock or substantially all of the assets of Debtor without prior written consent of Secured Party signed with the same formalities as the Loan Documents were signed.  Levy, Seizure or Attachment.  The making of any levy, seizure, or attachment on or of Collateral, which is not removed within 10 days.  Unauthorized Collection of Collateral.  Any attempt to collect, cash in or otherwise recover deposits that are Collateral.  Unauthorized Termination.  Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Security Agreement.  Other Default.  Without the prior written consent of Secured Party signed with the same formality as the Loan Documents, if Debtor is no longer in business or should the Collateral not be used in connection with the operation of an on going business for a period of fourteen (14) consecutive days.  If Debtor becomes ineligible to provide services or to receive reimbursement under any agreement it is a party to or loses any license that is necessary for Debtor to carry on its business or if Debtor is delisted from any stock exchange. If Secured Party reasonably deems itself insecure. Should the regulatory authorities having jurisdiction over any business with which Debtor is affiliated prohibit Debtor and/or any affiliated business from providing services. Should there be any violation of law, policy, rule or regulation by Debtor or the business that utilizes the Collateral.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE).  If a Default occurs Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code.  Without limitation thereto, Secured Party shall have the following rights and remedies:  (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtor's premises; (ii) to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; (iii) to exercise its right of set‑off or Secured Party lien as to any monies of Debtor deposited in accounts of any nature maintained by Debtor with Secured Party or affiliates of Secured Party,
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without advance notice, regardless of whether such accounts are general or special; (iv) to dispose of Collateral, as a unit or in parcels, separately or with any other property also securing the Obligations, in any county or place to be selected by Secured Party, at either private or public sale (at which public sale Secured Party may be the purchaser) with or without having the Collateral physically present at said sale; (v) to apply toward and set-off against and apply to the then unpaid balance due under the Documents or obligations (accelerated to maturity if necessary); (vi) to accelerate the unpaid principal balance and interest due on the Note and declare the unpaid principal balance and interest to be due and payable in full without notice; (vii) to acquire the Note that is secured by the first lien on the Collateral as well as any other collateral given to the holder of the first lien on the Collateral; (viii) to notify any person with whom the Debtor does business of the Secured Party’s security interest in the Collateral and to request that payments be made directly to Secured Party. Debtor hereby authorizes any person owing Debtor and money or property to pay the amounts owed or to give the property directly to Secured party.

Any notice of sale, disposition or other action by Secured Party required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Secured Party, at least ten (10) days prior to such action, shall constitute reasonable notice to Debtor.  Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein.  Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Secured Party with respect to any of the Collateral, to Obligations in such order and manner as Secured Party may determine.  Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Secured Party in a recognized market for such collateral without providing notice of sale.  Debtor waives any and all requirements that the Secured Party sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition. Secured Party may apply the proceeds from the disposition of the Collateral to any of the Loan Documents or obligations in Secured Party's sole discretion.

REMEDIES ARE CUMULATIVE.  No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or create an estoppel from exercising those rights, powers or remedies, nor shall any single or partial exercise by Secured Party or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

INDEMNIFICATION.  Debtor shall protect, indemnify and save harmless Secured Party from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Damages”) imposed upon, incurred by or asserted against Secured Party on account of (i) the Loan Documents or any failure or alleged failure of Debtor to comply with any of the terms or representations of this Agreement; (ii) any claim of loss or damage to the Collateral  or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or
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operation thereof; (iii) any failure or alleged failure of Debtor to comply with any law, rule or regulation applicable to the Collateral or the use, occupancy or operation of the Collateral (including, without limitation, the failure to pay any taxes, fees or other charges); (iv) any Damages whatsoever by reason of any alleged action, obligation or undertaking of Secured Party relating in any way to or any matter contemplated by the Loan Documents; or (v) any claim, lien or encumbrance on the Collateral; provided that such indemnity shall be effective only to the extent of any Damages that may be sustained by Secured Party in excess of any net proceeds received by it from any insurance of Debtor (other than self-insurance) with respect to such Damages.  Nothing contained herein shall require Debtor to indemnify Secured Party for any Damages resulting from Secured Party’s gross negligence or its willful misconduct.  The indemnity provided for herein shall survive payment of the Obligations and shall extend to the officers, directors, employees and duly authorized agents of Secured Party.  In the event Secured Party incurs any Damages arising out of or in any way relating to the transaction contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such Damages shall be added to the Obligations, shall bear interest, to the extent permitted by law, at the interest rate borne by the Obligations from the date incurred until paid and shall be payable on demand.

INSURANCE.  Debtor shall, if available, at all times keep in full force and effect liability and property damage insuring the Collateral, including but not limited to damage to the Collateral from any fire, crash or other occurrence, including but not limited to hurricanes, storms, lightning, wind or any other act of god, in such coverages and amounts as Secured Party reasonably requires and shall deliver at the time of the execution of this Security Agreement and twenty (20) business days prior to the expiration of the policy referred to in the certificate, a Certificate of Insurance indicating that Secured Party is a named insured, that the premiums for the policy are fully paid and that the policy will not be cancelled without thirty (30) days prior notice to Secured Party.

MISCELLANEOUS.   (i) Amendments and Waivers.  No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by an officer of Debtor and Secured Party with the same formalities as the Documents were signed.  No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion or the right to declare the default in the future. (ii) Assignment.  All rights of Secured Party hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Secured Party, its successors, assigns and affiliates.  Debtor shall not assign its rights and interest hereunder without the prior written consent of Secured Party signed with the same formalities as the Documents were signed, and any attempt by Debtor to assign without Secured Party's prior written consent with the same formalities as the Documents were signed is null and void.  Any assignment shall not release Debtor from the Obligations.  This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor.  (iii) Applicable Law; Venue; Conflict Between Documents.  This Security Agreement shall be governed by and construed under the law of the State of Florida (the “Jurisdiction”) without regard to that Jurisdiction's conflict of laws principles, and the venue for any disputes arising from this Security Agreement shall be solely in the state courts sitting in St. Petersburg, Florida, to the exclusion of all other courts (“Venue”) except to the extent that the UCC requires the application of the law of a
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different jurisdiction or venue.  If any terms of this Security Agreement conflict with the terms of any other Documents between the parties, the terms of this Security Agreement shall control.  (iv) Jurisdiction.  Debtor irrevocably agrees to non‑exclusive personal jurisdiction in the state identified as the Jurisdiction above.  (v) Severability.  If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement so long as the economic and legal substance of the transaction contemplated by this Agreement is not affected in any manner materially adverse to any party. The parties agree to replace any invalid provision with a valid provision that most closely approximates the intent and economic effect of the invalid provision.  (vi) Notices.  Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and notice to Secured Party shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder, or such other address as Secured Party may specify in writing from time to time.  In the event that Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.  (vii) Captions.  The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.  The use of the plural shall also mean the singular, and vice versa.  (viii) Joint and Several Liability.  If more than one party has signed this Security Agreement, such Parties are jointly and severally obligated hereunder.  (ix) Binding Contract.  Debtor by execution and Secured Party by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

FINAL AGREEMENT.  This Agreement and the other Loan Documents represent the final agreement between the Parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral Loan Documents of the Party.  There are no unwritten oral agreements between the Parties.

DEFINITIONS.  UCC.  “UCC” means the Uniform Commercial Code as presently and hereafter enacted in Florida.  TERMS DEFINED IN THE UCC.  Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this agreement or any of the Documents has the meaning given to the term in the UCC.

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[Signatures on next page]
SECURITY AGREEMENT
RICHARD K. PERTILE AND MARIJ AGRICULTURAL

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed under seal.

Signed and delivered in our presence:

/s/:  Yeuk Tsz Lam-Valitutto
Signature of witness #1

Yeuk Tsz Lam-Valitutto
Print Name of witness #1

/s/:  Kelli Crangi
Signature of witness #2

Kelli Crangi
Print Name of witness #2
DEBTOR: MARIJ AGRICULTURAL, INC. a Florida corporation By: /s/: Kim E. Edwards Kim E. Edwards Its: VICE PRESIDENT and CHIEF OPERATING OFFICER

/s/: Yeuk Tsz Lam-Valitutto Signature of witness #1 Yeuk Tsz Lam-Valitutto Print Name of witness #1 /s/: Kelli Crangi Signature of witness #2 Kelli Crangi Print Name of witness #2	SECURED PARTY: /s/: Richard K. Pertile RICHARD K. PERTILE

SECURITY AGREEMENT
RICHARD K. PERTILE AND MARIJ AGRICULTURAL

EXHIBIT A
to
 SECURITY AGREEMENT
(Description of Collateral)

ALL OF DEBTOR’S RIGHT, TITLE AND INTEREST IN AND TO:

All Assets.  All accounts, as-extracted collateral, cash proceeds, chattel paper, commercial tort claims, commercial contract claims, deposit accounts, documents, equipment, farm products, fixtures, financial assets, general intangibles, goods, instruments, inventory, investment property, letter of credit rights, letters of credit, money, non-cash proceeds, proceeds, software, supporting obligations and other personal property, both now existing and hereafter existing, acquired and arising, owned by Debtor and in which Debtor has any property rights and benefits, of whatsoever kind and description, wheresoever located and inclusive of property in Debtor’s constructive possession and control, property in the Debtor’s actual possession and control and property in the possession and control of a third person for and on behalf of Debtor; and, without limiting the foregoing but in furtherance thereof, the following now existing and hereafter acquired and arising property and property rights and benefits, together with all replacements, substitutions, additions, accessions, products and proceeds thereof and of anything described herein.
Accounts, Etc.  All accounts (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of Florida) owned by the Debtor and all accounts in which the Debtor has any rights (including, without limitation, rights to grant a security interest in accounts owned by other persons), both now existing and hereafter owned, acquired and arising; and, to the extent not included in the term accounts as so defined after ascribing a broad meaning thereto, all accounts receivable, unearned fees, unpaid fees or receivables due from third parties, charging lien or retaining lien rights, rights to any distributions from any trust account or escrow account, distributions from trust accounts or escrow accounts, accounts held in trust for the benefit of Debtor, health-care-insurance receivables, credit and charge card receivables, bills, acceptances, documents, chooses in action, chattel paper  (both tangible and electronic), promissory notes and other instruments, deposit accounts, license fees payable for use of software, lease payments for use of Debtor’s goods or services, commercial tort claims, letter of credit rights and letters of credit, rights to payment for money or funds advanced or sold other than through use of a credit card, lottery winnings, rights to payment with respect to investment property, general intangibles and other forms of obligations and rights to payment of any nature, now owing to the Debtor and hereafter arising and owing to the Debtor, together with (i) the proceeds of all of the accounts and other property and property rights described hereinabove, including all of the proceeds of Debtor’s rights with respect to any of its goods and services represented thereby, whether delivered or returned by customers, and all rights as an unpaid vendor and lienor, including rights of stoppage in transit and of recovering possession by any proceedings, including replevin and reclamation, and (ii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.
Inventory, Etc.  All inventory (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of Florida) owned by the Debtor and all inventory in which the Debtor has any rights (including, without limitation, rights to grant a security interest
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in inventory owned by other persons), both now existing and hereafter owned, acquired and arising, including, without limitation, inventory in transit, inventory in the constructive possession and control of Debtor, inventory in the actual possession and control of Debtor and inventory held  by others for Debtor’s account; and, to the extent not included in the term inventory as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired goods manufactured or acquired for sale or lease, and any piece goods, raw materials, as extracted collateral, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of Debtor or which may contribute to the finished product or to the sale, promotion and shipment thereof by Debtor and by others on the account of Debtor, together with (i) the proceeds and products of all of the inventory and other property and property rights described hereinabove, (ii) all additions and accessions thereto and replacements and substitutions therefor, (iii) all documents related thereto and (iv) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.
General Intangibles, Etc.  All general intangibles (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of Florida) owned by the Debtor and in which the Debtor has any rights and interest, both now existing and hereafter owned, acquired and arising; and, to the extent not included in the term general intangibles as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired things in action, payment intangibles, rights to payment of loan funds not evidenced by chattel paper or an instrument, contract rights, causes of action, charging lien and retaining lien rights, business records, telephone numbers, telefax numbers, internet websites, social media accounts and names, email address lists, email address names, internet domains,  inventions, designs, patents, patent applications, software, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties and other supporting obligations, tax refund claims, claims under letters-of-credit and all letter-of-credit rights, rights and claims against carriers and shippers, leases, claims under insurance policies, condemnation proceeds, all rights to indemnification and all other intangible personal property of every kind and nature, together with (i) the proceeds of all of the general intangibles and other property and property rights described hereinabove and (ii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.
Equipment, Etc.  All equipment (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of Florida) owned by the Debtor and in which the Debtor has any property rights and interest, both now existing and hereafter owned, acquired and arising, including, without limitation, equipment in Debtor’s possession and control, equipment in transit, equipment in storage and equipment hereafter acquired by way of replacement, substitution, addition and otherwise; and, to the extent not included in the term equipment as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired furniture, furnishings, fixtures (including, without limitation, those located at, upon and about, and those attached to, the real estate described herein), machinery, parts, supplies, apparatus, appliances, patterns, molds, dies, blueprints, fittings and computer systems and related hardware and software of every description, together with (i) the proceeds and products of all of the
SECURITY AGREEMENT
RICHARD K. PERTILE AND MARIJ AGRICULTURAL

equipment and other property and property rights described hereinabove, including, without limitation, insurance proceeds and condemnation proceeds, (ii) all books and records, abstracts of title, leases and all other contracts and agreements relating thereto or used in connection therewith and (iii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.
Additional:  Without limiting the foregoing, to the extent not otherwise included elsewhere in this Attachment:
(a)          All  fees, cash surrender value of any insurance policies, proceeds of life insurance or any other insurance policies, rebates, refunds, bank accounts, deposits, or other compensation or monies due Debtor;
(b)          To the extent not otherwise included elsewhere in this Attachment,  computers, software, networks, servers, any equipment related to the computer system office files, client files (subject to the attorney-client and work product privilege), books and record
(c)          All equipment, including, without limitation, all vehicles, accessories and contents of vehicles, rolling stock, machinery, tools, furniture, fixtures, furnishings, office equipment and trade fixtures, extraction and production equipment including without limitation Debtor’s interest in the following vehicles:

2005 FRHT  VIN NO. 1FVHCYDJ25HU75772
2012 FORD  VIN NO. 1FT7X2B60CEB83799
2007 INTI     VIN NO. 1HTMSAZRO7H534763
2013 FORD   VIN NO. 1FM5K8GT7DGC89837

(d)          All accounts and receivables and all goods and services represented by or securing accounts and receivables, including, without limitation, monies due from subsidiaries of Debtor, all rents and tenant payments, if any;
(e)          All inventory, including, without limitation, lawful marijuana related plants and products, all office supplies, stationary, printed materials, all work in process and all goods held by Debtor for sale or lease; forms created by Debtor; reference books; electronically saved matters including without limitation research, documents, forms (subject to the attorney client and work product privilege).
(f)          All agreements, franchises, independent contracts, contracts, leases, sub-leases, tax sharing agreements or hedging arrangements, insurance policies now or hereafter entered into by Debtor, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including without limitation, (i) all rights of a Debtor to receive monies due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of a Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of a Debtor for damages arising out of or for breach of or default under the Assigned Agreements, and (iv) the right of a Debtor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;
(g)          All other general intangibles including, without limitation, the good will of Debtor; any domain names owned or utilized by Debtor including without limitation domain names, facsimile numbers, e-mail addresses, post office boxes; any telephone numbers including without
SECURITY AGREEMENT
RICHARD K. PERTILE AND MARIJ AGRICULTURAL

limitation  _______________________________________;  any facsimile numbers; e-mail addresses that include ___________________________; web site addresses that include without limitation: _______________________________________________________; all data in the Debtor’s computer memory (subject to the attorney-client and work product privilege).
(h)          All instruments, documents, chattel paper, securities, policies and certificates of insurance, deposits, cash or other goods; licenses.
(i)          All federal, state and local tax refunds and claims of each Debtor, all rights in litigation of each Debtor presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments of each Debtor now or hereafter arising therefrom.
(j)          All books, records, files, computer software and other similar writings or evidence of Debtor’s business;
(k)          All Service Marks, Trademarks, Trademark Licenses, Patents, Patent Applications, logos, and intellectual property including without limitation, Debtors right to use the name Lifespring Home Care of Tampa and any derivatives or abbreviations, proprietary information, designs, processes, inventions, know-how confidential information and trade secrets and all actions of infringement, including the right to sue for and to recover and retain all damages and profits arising from past infringements of a Debtor concerning any of the foregoing; the good will of the Debtor.
(l)          All personal tangible and intangible property of any kind or type whatsoever owned by a Debtor, whether or not specifically set forth herein, including after-acquired property, including without limitation the property described or pictures in the attachments hereto;
(m)          All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and
(n)          All proceeds and products of the foregoing and all insurance relating to the foregoing Collateral and all proceeds thereof (including, without limitation, insurance proceeds payable on account of business interruption), whether now existing or hereafter arising.
(o)          All shares of stock or other equity interests in the affiliate of Debtor or other business entities.

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SECURITY AGREEMENT
RICHARD K. PERTILE AND MARIJ AGRICULTURAL